Exhibit 99.20

Johnson & Johnson and
Subsidiaries
Condensed Consolidated Statement
of Earnings


(Unaudited; in Millions                 SECOND QUARTER
Except Per Share Figures)

                                 2005             2004        Percent
                                    Percent          Percent  Increase
                          Amount   to sales  Amount to Sales (Decrease)

Sales to customers        $12,762     100.0  $11,484   100.0    11.1
Cost of products sold       3,508      27.5    3,162    27.5    10.9
Selling, marketing and
 administrative expenses    4,194      32.8    3,711    32.3    13.0
Research expense            1,487      11.6    1,182    10.3    25.8
In-process research &
 development                  353       2.8        -       -
Interest (income)expense,
 net                          (94)     (0.7)      17     0.1
Other (income)expense,
 net                          (88)     (0.7)     (23)   (0.1)
Earnings before provision
 for taxes on income        3,402      26.7    3,435    29.9   (1.0)
Provision for taxes on
 income                       726       5.7      977     8.5  (25.7)
Net earnings              $ 2,676      21.0  $ 2,458    21.4     8.9


Net earnings per share
 (Diluted)                $  0.89            $  0.82             8.5

Average shares
 outstanding  (Diluted)   3,024.7            3,005.3

Effective tax rate           21.3%              28.5%

Adjusted earnings before
provision for taxes and net
earnings

Earnings before provision for taxes (A)
 on income                $ 3,755 (1)  29.4  $ 3,435     29.9    9.3
Net earnings              $ 2,804 (1)  22.0  $ 2,458     21.4   14.1
Net earnings per share
 (Diluted)                $  0.93 (1)        $  0.82            13.4
Effective tax rate           25.3%             28.5%


(1) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $353 million before tax with no tax benefit, or $0.12 per share, and the exclusion of a $225 million tax gain, or $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.


Johnson & Johnson and
Subsidiaries
Condensed Consolidated Statement
of Earnings

                                            SIX MONTHS
                                 2005             2004        Percent
                                    Percent          Percent  Increase
                          Amount   to sales  Amount to Sales (Decrease)

Sales to customers         $25,594     100.0  $23,043   100.0   11.1
Cost of products sold        6,990      27.3    6,529    28.3    7.1
Selling, marketing and
 administrative expenses     8,237      32.1    7,351    31.9   12.1
Research expense             2,834      11.1    2,278     9.9   24.4
In-process research &
 development                   353       1.4        -       -
Interest (income)expense,
 net                          (163)     (0.6)      23     0.1
Other (income)expense, net    (121)     (0.5)     (77)   (0.3)
Earnings before provision
 for taxes on income         7,464      29.2    6,939    30.1    7.6
Provision for taxes on
 income                      1,861       7.3    1,988     8.6   (6.4)
Net earnings               $ 5,603      21.9  $ 4,951    21.5   13.2


Net earnings per share
 (Diluted)                 $  1.86               1.65           12.7

Average shares
 outstanding (Diluted)     3,021.8            3,004.4

Effective tax rate            24.9%              28.6%

Adjusted earnings before
provision for taxes and net
earnings

Earnings before provision for taxes (A)
 on income                $ 7,817 (1)  30.5  $ 6,939     30.1   12.7
Net earnings              $ 5,731 (1)  22.4  $ 4,951     21.5   15.8
Net earnings per share
 (Diluted)                $  1.90 (1)        $  1.65            15.2
Effective tax rate           26.7%             28.6%

(1) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $353 million before tax with no tax benefit, or $0.12 per share, and the exclusion of a $225 million tax gain, or $0.08 per share, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.



Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)		SECOND QUARTER
                                                   Percent Change
                                                       Oper-
                              2005      2004    Total  ations    Currency
Sales to customers by
segment of business

Consumer
    U.S.		     $1,092       987    10.6%   10.6       -
    International             1,186     1,013	 17.1	 11.6	  5.5
		              2,278     2,000	 13.9 	 11.1  	  2.8
Pharmaceutical
    U.S.		      3,595 	3,643	 (1.3)	 (1.3)      -
    International	      2,033 	1,784 	 14.0     9.2     4.8
		              5,628 	5,427 	  3.7     2.1  	  1.6
Med Devices & Diagnostics
    U.S.		      2,378  	2,038 	 16.7 	 16.7       -
    International	      2,478 	2,019 	 22.7 	 18.1 	  4.6
 		 	      4,856 	4,057 	 19.7 	 17.4 	  2.3

U.S.		 	      7,065     6,668     6.0 	  6.0       -
International		      5,697 	4,816 	 18.3 	 13.4 	  4.9
Worldwide		    $12,762    11,484 	 11.1%	  9.1 	  2.0


(Unaudited; Dollars in Millions)		SIX MONTHS
                                                   Percent Change
                                                       Oper-
                              2005      2004    Total  ations    Currency

Sales to customers by
segment of business

Consumer
    U.S.		    $2,206 	 2,067 	   6.7%	  6.7 	     -
    International	     2,352 	 1,980 	  18.8	 13.4 	   5.4
			     4,558 	 4,047 	  12.6 	 10.0 	   2.6
Pharmaceutical
    U.S.		     7,378 	 7,286 	   1.3 	  1.3        -
    International	     4,005 	 3,517 	  13.9 	  8.8 	   5.1
			    11,383 	10,803     5.4 	  3.8 	   1.6
Med Devices & Diagnostics
    U.S.		     4,739 	 4,233 	  12.0 	 12.0 	     -
    International	     4,914 	 3,960 	  24.1 	 19.1 	   5.0
 			     9,653	 8,193 	  17.8 	 15.4 	   2.4

U.S.			    14,323 	13,586 	   5.4 	  5.4 	     -
International		    11,271 	 9,457 	  19.2 	 14.1 	   5.1
Worldwide		   $25,594 	23,043 	  11.1%	  9.0      2.1


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)		SECOND QUARTER

                                                   Percent Change
                                                       Oper-
                              2005      2004    Total  ations    Currency

Sales to customers by
geographic area

U.S.		 	    $7,065 	 6,668    6.0%	  6.0 	     -

Europe			     3,186 	 2,779 	 14.6 	 10.0 	   4.6
Western Hemisphere
 excluding U.S.		       751 	   622 	 20.7 	 10.7 	  10.0
Asia-Pacific, Africa	     1,760 	 1,415 	 24.4 	 21.3 	   3.1
International		     5,697 	 4,816 	 18.3 	 13.4 	   4.9

Worldwide		   $12,762 	11,484 	 11.1%	  9.1 	   2.0


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)		SIX MONTHS

                                                   Percent Change
                                                       Oper-
                              2005      2004    Total  ations    Currency

Sales to customers by
geographic area

U.S.		 	   $14,323 	13,586 	  5.4%	  5.4 	     -

Europe		  	     6,362 	 5,486 	 16.0 	 10.7 	   5.3
Western Hemisphere
 excluding U.S.		     1,477 	 1,219 	 21.2 	 13.1 	   8.1
Asia-Pacific, Africa	     3,432 	 2,752	 24.7 	 21.3 	   3.4
International		    11,271 	 9,457 	 19.2 	 14.1 	   5.1

Worldwide		   $25,594 	23,043 	 11.1%	  9.0 	   2.1


(A) NON-GAAP FINANCIAL MEASURES

"Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors.
Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.